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                                                                    EXHIBIT 10.6

                             STOCK PLEDGE AGREEMENT

      THIS STOCK PLEDGE AGREEMENT (this "Agreement") is made as of the [__] day of [__________], 2004, between FFS HOLDINGS, INC., a Delaware corporation (hereinafter, together with its successors and assigns, the "Pledgor") and HILLENBRAND INDUSTRIES, INC., an Indiana corporation (hereinafter, together with its successors and assigns, the "Pledgee").

      WHEREAS, Pledgor and Pledgee have entered into that certain Promissory Note dated as of [__________], 2004 (the "Note"); and

      WHEREAS, in order to secure the payment and performance in full of all of the obligations of the Pledgor under the Note, subject to the terms and conditions of this Agreement the Pledgor has agreed to pledge to Pledgee and to grant to Pledgee a security interest in one hundred percent (100%) of all of the authorized, issued, and outstanding common stock (the "Shares") of [Texas LifeCo.] ("TLC").

      NOW, THEREFORE, in consideration of the premises and the covenants and agreements herein contained, the parties agree as follows:

                                    ARTICLE I
                                 INTERPRETATION

      1.01. Provisions Pertaining to Definitions. For all purposes of this
Agreement:

            (a) "Collateral" means, for the purposes of the Agreement collectively, all of the Pledged Shares, all of the Pledged Share Distributions, and all other proceeds of any of the Pledged Shares and Pledged Share Distributions, in, to, under or in respect of which the Pledgee or any of the nominees, agents or representatives of the Pledgee, by this Agreement or by any agreement or agreements supplemental hereto, shall acquire any rights or shares.

            (b) "Enforcement Event" means the occurrence of (i) an Event of Default under Section 6.3 of the Note or (ii) an Event of Default under Section
6.2 of the Note under circumstances (including, without limitation, the condition that all of the FLAC Holdings Notes having been theretofore repaid or retired, all obligations to XLCA (as defined herein) arising in connection with the XLCA Policies having been satisfied and the XLCA Policies having terminated in accordance with their terms) that permit the holder of the Note then to declare all or any portion of the Unpaid Amount to be due and payable and any or all other obligations thereunder to be due and payable; provided that (at any time of determination) an "Enforcement Event" shall be deemed not to have occurred if the relevant Event of Default has been cured prior to the holder of the Note declaring the Unpaid Amount and all other obligations thereunder to be due and payable.

            (c) "Initial Pledged Shares" means the Shares in TLC identified on Exhibit A attached hereto and made a part hereof, all of which Pledgor warrants are legally owned, of record, and beneficially, by the Pledgor on the date of this Agreement.

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            (d) "Pledged Shares" means, collectively: (i) the Initial Pledged
Shares; (ii) all other shares or interests into which Pledged Shares may be converted, exchanged or reclassified; (iii) shares or interests which otherwise may be issued, transferred or distributed on or in respect of all or any of the Initial Pledged Shares or other Pledged Shares and/or (iv) any additional shares of capital stock of any class of TLC hereafter issued to Pledgor.

            (e) "Pledged Share Distributions" means, collectively, (i) all distributions and dividends of every kind whatsoever which shall become and be due and payable or distributable, whether or not actually distributed, on or in respect of all or any of the Pledged Shares, (ii) all payments of every kind whatsoever which shall become and be due and payable or distributable, whether or not actually distributed, on account of the purchase, redemption, repurchase or other retirement by TLC of all or any of the Pledged Shares, and (iii) all other distributions of every kind whatsoever (including, without limitation, all liquidating distributions) which shall become and be due and payable or distributable on or in respect of all or any of the Pledged Shares; and "Pledged Share Distribution" means any one of the Pledged Share Distributions.

            (f) "Pledgor's Obligations" means, collectively, all of the indebtedness, obligations and liabilities existing on the date of this Agreement or arising from time to time thereafter of the Pledgor to the Pledgee under or in respect of the Note and this Agreement, and "Pledgor's Obligation" means any one of the Pledgor's Obligations.

            Capitalized terms used by not defined herein shall have the same meaning as ascribed to such terms in the Note.

                                   ARTICLE II
                      PLEDGE AND ASSIGNMENT BY THE PLEDGOR

      2.01. Pledge and Assignment. In order to secure the payment and performance in full of all of the Pledgor's Obligations, the Pledgor, as record and beneficial owner of the Pledged Shares, hereby pledges, hypothecates and assigns to the Pledgee, and hereby grants to the Pledgee a continuing security interest in, the following: (a) each of the Initial Pledged Shares and all of the certificates representing the Initial Pledged Shares; (b) all of the Pledged Shares which shall be issued, distributed or transferred to the Pledgor at any time or times after the date of this Agreement and all of the certificates representing such Pledged Shares; (c) all of the Pledged Share Distributions; and (d) all of the Pledgor's rights, title, shares, claims and remedies and all other benefits whatsoever now existing or hereafter arising in, to, under or in respect of all of the Initial Pledged Shares, all of the other Pledged Shares, all of the Pledged Share Distributions and all of the proceeds of any thereof.

            TO HAVE AND TO HOLD all of the foregoing (collectively, the "Collateral") unto the Pledgee, subject, however, to: (i) limitations imposed by applicable law (including, without limitation, regulatory requirements of general application to the insurance industry to which TLC and/or Pledgor are subject); and (ii) the terms and conditions set forth in this Agreement.

      2.02. Delivery of Certificates Representing Pledged Shares.

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            (a) All of the certificates representing the Initial Pledged Shares have been delivered by the Pledgor to the Pledgee in pledge on the date of this Agreement. Each of such certificates names the Pledgor as the owner of record of the Initial Pledged Shares represented thereby. Each of the Initial Pledged Shares is accompanied by a duly executed stock power in blank and delivered to the Pledgee by the Pledgor.

            (b) If any additional Pledged Shares shall, at any time after the date of this Agreement, be issued, distributed or otherwise transferred to the Pledgor, the Pledgor will forthwith (i) cause all of the certificates representing such Pledged Shares to be delivered to the Pledgee, and (ii) execute in blank and deliver to the Pledgee stock powers or equivalent instruments of transfer, reasonably satisfactory to the Pledgee in form and substance, by which each of such Pledged Shares may be duly transferred by the Pledgor to the Pledgee. Each of such certificates will name the Pledgor as the owner of record of such Pledged Shares represented thereby.

      2.03. Voting Power.

            (a) Until such time as an Enforcement Event shall have occurred and the Pledgor shall have received notice from the Pledgee that Pledgor's rights under this Section 2.03 have been suspended, Pledgor will be permitted to exercise all voting powers pertaining to Pledged Shares for any purpose not inconsistent with the terms of this Agreement or the Note.

            (b) The Pledgor acknowledges and agrees with the Pledgee that, unless the Pledgee otherwise consents, to the maximum extent permitted by applicable law (including, without limitation, regulatory requirements of general application to the insurance industry to which TLC and/or Pledgor are subject) the Pledgor shall have no rights whatsoever to exercise any voting powers pertaining to any Pledged Shares at any time on or after the occurrence of such Enforcement Event and receipt by Pledgor of notice as aforesaid.

      2.04. Cash Distributions and Dividends.

            (a) Until such time as an Enforcement Event shall have occurred and the Pledgor shall have received notice from the Pledgee that Pledgor's rights under this Section 2.04 have been suspended, the Pledgor will be permitted to receive, collect, recover and retain (and the Collateral shall not include) ordinary cash dividends and distributions payable in respect of the Pledged Shares.

            (b) The Pledgor acknowledges and agrees with the Pledgee that the Pledgor shall have no rights whatsoever at any time (whether before or after the occurrence of an Enforcement Event) to receive, collect or recover any Pledged Share Distributions payable (i) in shares of any class of the capital stock or in shares of any subsidiary or affiliate of the Pledgor or of the capital of any other entity, (ii) in securities convertible into or exchangeable for or carrying any rights to acquire any shares of any class in the capital of any subsidiary or affiliate of Pledgor or the capital of any other entity, (iii) in options or any other rights to acquire any shares of any class in the capital of any subsidiary or affiliate of the Pledgor or of the capital of any other entity, or (iv) in any other property of any kind other than cash.

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            (c) The Pledgor acknowledges and agrees with the Pledgee that, except as expressly set forth in Section 2.04(a), the Pledgor shall have no rights whatsoever to receive, collect or recover any Pledged Share Distributions of any kind at any time after the occurrence of an Enforcement Event and receipt by Pledgor of notice as aforesaid.

            (d) The Pledgor hereby covenants with the Pledgee that, if (and on each occasion that) the Pledgor shall receive, collect or recover any Pledged Share Distributions in violation or contravention of the provisions of this Agreement, then the Pledgor will hold the distributions and/or dividends so received, collected or recovered in trust for the Pledgee without commingling the same with any other property or funds of the Pledgor, and, promptly after any such distributions and/or dividends shall be received, collected or recovered by the Pledgor, the Pledgor will pay or deliver the same directly to the Pledgee for credit to the Pledgor's Obligations in accordance with the terms of this Agreement.

                                   ARTICLE III
                                 REPRESENTATIONS

      The Pledgor hereby represents and warrants to the Pledgee as follows:

      3.01. Beneficial Ownership of Initial Pledged Shares. The Pledgor is the sole legal, record, and beneficial owner of each of the Initial Pledged Shares. None of the Initial Pledged Shares is subject to any pledge, hypothecation, assignment, mortgage, lien, security interest, charge or other encumbrance of any kind except that created by this Agreement and any non-consensual lien which is junior in priority to Pledgee's security interest hereunder. None of the Initial Pledged Shares is subject to any voting agreements, voting trusts, trust deeds, irrevocable proxies or any other similar agreements or instruments, except this Agreement.

      3.02. Security Interest. The security interest granted to the Pledgee pursuant to this Agreement constitutes and creates a valid and continuing and first, prior and perfected security interest in the Pledged Shares in favor of the Pledgee.

      3.03. Binding Effect of Agreement. This Agreement has been duly authorized, executed and delivered by the Pledgor and is in full force and effect. All of the agreements and obligations of the Pledgor contained in this Agreement constitute legal, valid and binding obligations of the Pledgor enforceable against the Pledgor in accordance with their respective terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization or other laws affecting creditors' rights generally and subject to general principles of equity.

      3.04. Approvals. No authorization, approval or other action by, and no notice to or filing with any governmental authority which has not been received is required for (i) the pledge by the Pledgor of the Pledged Shares pursuant to this Agreement; (ii) the execution, delivery or performance of this Agreement by the Pledgor; or (iii) except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally and any other regulatory requirements which have general application to the insurance industry, the exercise by the Pledgee of the rights provided for in this Agreement or the remedies in respect of the Pledged Shares pursuant to this Agreement.

                                   ARTICLE IV

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                                    COVENANTS

      4.01. Defense of Pledgee's Title and Rights. The Pledgor hereby covenants with the Pledgee that the Pledgor will defend the Pledgee's right, title and property interest in and to all of the Initial Pledged Shares and all of the other Pledged Shares. The Pledgor will not sell, assign or otherwise transfer or dispose of any of the Pledged Shares, and it will not create, assume, incur or permit to exist any mortgage, lien, pledge, charge, security interest or other encumbrance of any kind in respect of any of the Pledged Shares, other than the lien, pledge, and security interest created under this Agreement and any non-consensual lien which is junior in priority to Pledgee's security interest hereunder.

      4.02. Limitation on Voting Powers. The Pledgor hereby covenants with the Pledgee that the Pledgor will not at any time or times cast any vote in respect of any of the Pledged Shares or give any consents, waivers or ratifications in respect of any of the Pledged Shares which would be inconsistent with or violate any provision of this Agreement, or impair the security interests hereunder.

      4.03. Shareholder Agreements. The Pledgor hereby covenants with the Pledgee that the Pledgor will not, with respect to any of the Pledged Shares, make or enter into any revision of the bylaws, certificate of incorporation, agreements, voting agreements, voting trusts, trust deeds, irrevocable proxies or any other similar agreements or instruments, except this Agreement, which would restrain, prohibit or adversely affect the creation, protection, preservation and enforcement of Pledgee's security interest under this Agreement. The Pledgor will not authorize, or permit the authorization of, the issuance of any additional shares of capital stock of TLC or any convertible securities, warrants or options giving the holder thereof any rights or interests with respect to any shares of capital stock of TLC; nor will the Pledgor redeem, or permit the redemption, of any of the Pledged Shares, or sell or permit the sale or other transfer of any of the Pledged Shares.

                                    ARTICLE V
                                POWER OF ATTORNEY

      The Pledgor hereby absolutely and irrevocably constitutes and appoints the Pledgee the Pledgor's true and lawful agent and attorney-in-fact, with full power of substitution, in the name of the Pledgor or in the name of the Pledgee or in the name of any of the Pledgee's substitute agents or attorneys: (a) to execute, deliver, and file such documents, certificates, and instruments and do all such acts and things which the Pledgor ought to do under the covenants and provisions contained in this Agreement; (b) to take any and all such action as the Pledgee or any of its substitute agents or attorneys may, in its or their sole and absolute discretion, determine to be necessary or advisable for the purpose of maintaining, preserving or protecting the security constituted by this Agreement or any of the rights, remedies, powers or privileges of the Pledgee under this Agreement; and (c) generally, in the name of the Pledgor or in the name of the Pledgee or in the name of any of the Pledgee's substitute agents or attorneys, to exercise all or any of the powers, authorities and discretions conferred on or reserved to the Pledgee by or pursuant to this Agreement, including the power to sell any or all of the Collateral at any time or times after the occurrence of an Enforcement Event, and (without prejudice to the generality of any of the foregoing) to seal and deliver or otherwise perfect any deed, assurance, agreement,

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instrument or act which the Pledgee or any of the Pledgee's substitute agents or attorneys may deem proper in or for the purpose of exercising any of such powers, authorities or discretions. The Pledgor hereby ratifies and confirms, and hereby agrees to ratify and confirm, whatsoever the Pledgee or any of the Pledgee's substitute agents or attorneys shall do or purport to do in the lawful exercise of the power of attorney granted to the Pledgee in accordance with this
Article V, which power of attorney, being given for security, is irrevocable. Although fully vested hereby as Pledgor's attorney-in-fact, Pledgee shall refrain from exercising such powers unless and until an Enforcement Event under the Note has occurred.

                                   ARTICLE VI
               TERMS OF THE SECURITY HELD AND RELEASE OF SECURITY

      6.01. Continuing Security. The security created by this Agreement shall be held by the Pledgee as a continuing security for the payment and performance of all of the Pledgor's Obligations (whether existing on the date of this Agreement or arising from time to time thereafter). This Agreement, all of the rights, remedies, powers and privileges of the Pledgee hereunder and the security created hereby shall be in addition to, and shall not in any way be prejudiced or affected by, any other collateral or any other security now or at any time or times hereafter held by the Pledgee for all or any part of the Pledgor's Obligations. Each and every right, remedy, power and privilege conferred on or reserved to the Pledgee shall be cumulative and in addition to, and not in limitation of, each and every other right, remedy, power or privilege conferred on or reserved to the Pledgee under this Agreement or otherwise existing or arising. All of the rights, remedies, powers and privileges vested in the Pledgee may be exercised at such time or times and in such order and manner as the Pledgee may deem reasonably necessary. At any time and from time to time, upon the request of the Pledgee and at the expense of the Pledgor, the Pledgor will promptly execute and deliver any and all such further instruments and documents and will take such further action as may be deemed necessary or desirable in the reasonable discretion of the Pledgee to obtain, maintain, protect and perfect the security interest granted or purported to be granted hereby, including, without limitation, the provision of all instruments and documents reasonably necessary to perfect the security interest granted hereby under Article 9 of the Uniform Commercial Code as in effect in New York (the "NY UCC"), and execute and deliver one or more proxies, powers of attorney, orders, notices, statements, agreements or other writings.

      6.02. Waivers of Notice; Assent. The agreements and obligations of the Pledgor to the Pledgee hereunder and the security constituted hereby shall not be, to any extent or in any way or manner whatsoever, satisfied, discharged, impaired, diminished, released or otherwise affected by any of the following, whether or not the Pledgor shall have had any notice or knowledge of any thereof: (a) the absorption, consolidation, merger or amalgamation of, or the effectuation of any other change whatsoever in the name, shareholders, constitution or place of formation of, the Pledgor, any subsidiaries or affiliates, or the Pledgee; (b) any extension or postponement of the time for the payment or performance of all or any part of the Pledgor's Obligations, the acceptance of any partial payment on all or any part of the Pledgor's Obligations, any and all other indulgences whatsoever by the Pledgee in respect of all or any part of the Pledgor's Obligations, the taking, addition, substitution or release, in whole or in part, of any security for all or any part of the Pledgor's Obligations, or the addition, substitution or release, in whole or in part, of any person or persons primarily or secondarily liable in respect of all or any part of the

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Pledgor's Obligations; (c) any action or delay in acting or failure to act on the part of the Pledgee under this Agreement or the Note or in respect of all or any part of the Pledgor's Obligations; (d) any modification or amendment of, or any supplement or addition to, the Note, except to the extent of any such modification, amendment, supplement or addition; (e) any waiver, consent or other action or acquiescence by the Pledgee at any time in respect of any default by the Pledgor in the performance or observance of or the compliance with any term, covenant, condition, agreement or obligation contained in the Note; or (f) the Note or any provisions thereof shall at any time and for any reason whatsoever cease to be in full force and effect or shall be declared null and void or illegal, invalid, unenforceable or inadmissible in evidence. The Pledgor hereby absolutely and irrevocably assents to and waives notice of any and all events, conditions, matters and things hereinbefore specified in clauses
(a) to (f), inclusive of this Section 6.02.

      6.03. No Implied Waivers. No course of dealing between the Pledgor and the Pledgee, and no delay on the part of the Pledgee in exercising any right, remedy, power or privilege hereunder or provided by statute or by law or in equity or otherwise, shall impair, prejudice or constitute a waiver of any such right, remedy, power or privilege or be construed as a waiver of any default or as an acquiescence therein; and any single or partial exercise of any such right, remedy, power or privilege shall not preclude any other or further exercise thereof or the exercise of any other rights, remedies, powers or privileges.

      6.04. Release of Collateral. Upon the payment and satisfaction in full of all of the Pledgor's Obligations to Pledgee, the Pledgee will, at the cost and expense of the Pledgor, (a) release the security constituted by this Agreement and reassign to the Pledgor any property or rights assigned by the Pledgor to the Pledgee by this Agreement or by any agreement or agreements supplemental hereto, and (b) do and execute all such acts, things and instruments as in the reasonable opinion of the Pledgor are necessary to effect such release or reassignment including the return to the Pledgor of the certificates evidencing the Pledged Shares and all other Collateral delivered to the Pledgee.

                                   ARTICLE VII
                           ENFORCEMENT OF THE SECURITY

      7.01. Conditions of Enforceability of the Security. If any Enforcement Event shall occur, the security interest and pledge created by this Agreement shall become immediately enforceable by the Pledgee, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly and irrevocably waived by the Pledgor.

      7.02. Manner of Enforcement of Security. At any time after the security constituted by this Agreement shall have become enforceable, the Pledgee shall have, in any jurisdiction where enforcement is sought, all of the rights, remedies, powers and privileges conferred on the Pledgee, as secured party, under the NY UCC, and, without limiting the generality of the foregoing, to the maximum extent permitted by applicable law (including, without limitation, regulatory requirements of general application to the insurance industry to which TLC and/or Pledgor are subject) the Pledgee shall have the full right and power in respect of the Collateral or any part thereof in the Pledgee's sole and complete discretion to do all and any of the following things:

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            (a) to take possession of the Collateral or any part thereof, wherever the same may be, without legal process and without compliance with any other condition precedent imposed by statute, rule of law or otherwise (all of which to the extent permitted by applicable law the Pledgor hereby expressly and irrevocably waives), and to call in, collect, convert into money or otherwise deal with the Collateral or any part thereof with full power to sell (including the power to postpone such sale) the Collateral or any part thereof, either together or in lots, and either by public auction or private contract, and either for a lump sum or for a sum payable by installments or for a sum on account and a mortgage or charge for the balance, and with full power upon every sale to make any special or other stipulation as to title or evidence thereof or otherwise which the Pledgee shall deem proper, and with full power to buy in or rescind or vary any contract for sale of the Collateral or any part thereof and to resell the same without being responsible for any loss which may be occasioned thereby, and with full power to compromise and effect compositions, and, for the purposes aforesaid or any of them, to execute and do all such assurances and things as the Pledgee may think fit;

            (b) to cause all or any of the Pledged Shares and all or any other Collateral to be sold, assigned or transferred to the Pledgee or to any other person or persons and to be registered in the name of the Pledgee or any other person or persons and to exercise or permit the exercise of any powers or rights incident to all or any part of the Collateral in such manner as the Pledgee shall think fit, and, in respect of all or any of the Pledged Shares, to exercise or permit the exercise of all rights and powers conferred by statute or otherwise upon a registered holder or owner of record thereof, including, without limitation, the calling or causing to be called of meetings, and proposing or causing to be proposed resolutions (whether ordinary or special resolutions), including resolutions for winding up and voting at meetings;

            (c) to execute and do all such contracts, agreements, deeds, documents and things, and to bring, defend and abandon all such actions, suits and proceedings in relation to all or any part of the Collateral as the Pledgee shall think expedient; and

            (d) generally, to do all such other acts and things as may be considered incidental or conducive to any of the matters or powers mentioned in this Section 7.02 and which the Pledgee may or can do lawfully and to use the name of the Pledgor for the purposes aforesaid and in any proceedings arising therefrom.

            Without limiting the foregoing, at any bona fide public sale, and to the extent permitted by law, at any private sale, the Pledgee shall be free to purchase all or any part of the Collateral, free of any right or equity of redemption after such sale is consummated in the Pledgor, which right or equity is hereby waived and released. Any such sale may be for cash or credit. The Pledgee shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account in compliance with Section 4(1) or 4(2) of Regulation D of the Securities Act of 1933, as amended (the "Act") or any other applicable exemption available under such Act. The Pledgee will not be obligated to make any sale if it determines not to do so, regardless of the fact that notice of the sale may have been given. The Pledgee may adjourn any sale and sell at the time and place to which the sale is adjourned. If the Collateral is customarily sold on a recognized market or threatens to decline speedily in value, the Pledgee may sell such Collateral at any time without giving prior notice to the Pledgor.

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Whenever notice is otherwise required by law to be sent by the Pledgee to the
Pledgor of any sale or other disposition of the Collateral, five (5) days written notice sent to the Pledgor at its address specified above will be deemed reasonable.

            The Pledgor recognizes that the Pledgee may be unable to effect or cause to be effected a public sale of the Collateral by reason of certain prohibitions contained in the Act, so that the Pledgee may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Collateral for their own account, for investment and without a view to the distribution or resale thereof. The Pledgor understands that private sales so made may be at prices and on other terms less favorable to the seller than if the Collateral were sold at public sales, and agrees that the Pledgee has no obligation to delay or agree to delay the sale of any of the Collateral for the period of time necessary to permit the issuer of the securities which are part of the Collateral (even if the issuer would agree) to register such securities for sale under the Act. The Pledgor agrees that private sales made under the foregoing circumstances shall not, solely by reason of being conducted as a private sale, be deemed to have been made in a commercially unreasonable manner.

      7.03. Consent and Cooperation of Pledgor.

            (a) The Pledgor recognizes that the Pledged Shares are not readily marketable and may not be marketable at all if any Enforcement Event shall occur. In order, therefore, to enable the Pledgee to use such means as the Pledgee may determine necessary or advisable to realize upon the Collateral from time to time, and in order to induce the Pledgee to enter into this Agreement in reliance upon the Collateral, the Pledgor hereby absolutely and irrevocably consents that the Pledgee may use whatever means the Pledgee may reasonably consider necessary or advisable to sell any or all of the Collateral at any time or times after the security constituted by this Agreement shall have become enforceable, including, without limitation, the giving of options to purchase any or all of the Collateral and the giving of credit to any purchaser of the Collateral.

            (b) The Pledgor agrees with the Pledgee that it will cooperate fully with the Pledgee in obtaining any regulatory approvals which Pledgor deems necessary or appropriate to enable the Pledgee to accept transfer of the Collateral from the Pledgor and/or to enable the Pledgee to sell, assign, convey or otherwise transfer any or all of the Collateral to a third party at any time or times after the occurrence of an Enforcement Event.

      7.04. Protection of Persons Dealing with Pledgee. No purchaser, mortgagor, mortgagee, lender, debtor or other person dealing with the Pledgee or with any attorney or agent of the Pledgee shall be concerned to inquire (a) whether the security constituted by this Agreement has become enforceable, (b) whether any power exercised or purported to be exercised hereunder has become exercisable,
(c) whether any moneys remain due upon the security of this Agreement, (d) as to the propriety, regularity or purpose of the exercise of any power hereunder, or
(e) as to the application of any moneys paid to the Pledgee or to any such attorney or agent.

      7.05 Pledged Shares; Limitation on Actions. The parties hereto acknowledge that (1) FLAC Holdings, LLC, a Delaware limited liability company ("FLAC Holdings"), a direct

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subsidiary of TLC, has issued one or more notes or other similar obligations in connection with the FLAC Securitization (the "FLAC Holdings Obligations") secured, in part, by the capital stock, securities or other interests in Forethought Life Assurance Company, an Indiana stock insurance company ("FLAC"), and a wholly-owned direct subsidiary of FLAC Holdings, and (2) XL Capital Assurance Inc., a New York insurance company ("XLCA"), has issued and may hereafter issue one or more financial guaranty insurance policies with respect to or otherwise in connection with the FLAC Holdings Obligations (the "XLCA Policies"). As used in this Section 7.05, (i) "FLAC Documents" means any of the agreements, documents, or instruments governing, relating to or otherwise executed or delivered in connection with the FLAC Holdings Obligations or the XLCA Policies, whether executed or delivered by FLAC Holdings, FLAC or any other Person, and (ii) "FLAC Holdings Obligations Termination Date" means the date on which the FLAC Holdings Obligations have been indefeasibly paid in full in accordance with their respective terms, all obligations owing to XLCA arising in connection with the XLCA Policies have been indefeasibly paid and satisfied in full and the XLCA Policies shall have terminated in accordance with their terms. To induce XLCA to issue the XLCA Policies, the parties hereto have agreed to the provisions of this Section 7.05.

      (a) Notwithstanding any other provision contained in this Agreement, the Note or any other agreement, document or instrument executed and delivered in connection herewith or therewith and which (in each case) is binding on the Pledgee, the Pledgee agrees as follows:

            (i) the Pledgee has no interest in or claim against either FLAC Holdings or FLAC, whether in the form of an equity interest, debt claim or otherwise, and agrees that it shall not acquire any such interest or claim prior to the FLAC Holdings Obligations Termination Date (other than by reason of beneficial ownership of the Pledged Shares in the event that Pledgee becomes the owner thereof in accordance with the terms of this Agreement);

            (ii) until the FLAC Holdings Obligations Termination Date, the Pledgee agrees that (A) upon exercising its rights with respect to all or any portion of the Collateral, it will not exercise any rights to vote any of the Pledged Shares or control the actions and operations of TLC with respect to any matters relating to FLAC Holdings or FLAC, except that Pledgee shall not be prevented from causing (provided that the Pledgee shall have no obligation to cause) (1) the prepayment or termination of the FLAC Holdings Obligations in accordance with the terms thereof or (2) the payment of a dividend or other distribution by FLAC to FLAC Holdings for application in accordance with the terms of the FLAC Documents, and
      (B) the Pledgee's rights with respect to FLAC Holdings and FLAC shall be limited to receiving, as part of the Collateral, proceeds of any dividends and other distributions which may be paid by FLAC Holdings to its equity holders in accordance with the terms of the FLAC Documents. Without limiting the foregoing, the Pledgee shall not exercise voting or other rights with respect to the Pledged Shares or otherwise cause FLAC Holdings or FLAC (provided that the Pledgee shall not have any obligation to prevent any of the following): (w) to violate or breach any term or provision in any of the FLAC Documents, (x) to pay dividends or make other distributions except as described above, (y) to amend or alter any of the organizational documents of FLAC Holdings or FLAC, or (z) to incur any debt other than as expressly permitted under the FLAC Documents;

            (iii) the Pledgee will not interfere with, hinder or delay, in any manner, whether by judicial proceedings or otherwise, the exercise by XLCA, any holder of the FLAC Holdings Obligations or any trustee therefor of any of their respective rights under the FLAC Documents, including any collection of, or any sale, transfer or other disposition of, any collateral or other security for any of the FLAC Holdings Obligations or obligations owing to XLCA arising in connection with the XLCA Policies;

            (iv) in the event that the Pledgee receives any payments or funds directly or indirectly from FLAC Holdings or FLAC prior to the FLAC Holdings Obligations Termination Date which, under the terms of the FLAC Documents, should not have been paid to the holders of FLAC Holdings' equity, the Pledgee shall hold such payments or funds in trust for the benefit of XLCA and the holders of the FLAC Holdings Obligations, and shall promptly transfer such payments or funds as XLCA may direct;

            (v) prior to the FLAC Holdings Obligations Termination Date, neither the Pledgee nor any of its affiliates shall object to or contest in any administrative, legal or equitable action or proceeding (including, without limitation, any insolvency, bankruptcy, receivership, liquidation, reorganization, winding up, readjustment, composition or other similar proceeding relating to FLAC Holdings or FLAC or their respective property) or object to or contest in any other manner (A) the validity or enforceability of the FLAC Holdings Obligations or any FLAC Documents and/or (B) the interests of XLCA or any other holders of any FLAC Holdings Obligations in the collateral pledged to secure the FLAC Holdings Obligations under the FLAC Documents. The Pledgee shall not object to or contest in any manner the receipt of any payment by XLCA, any holder of FLAC Holdings Obligations or any trustee therefor from FLAC Holdings or FLAC for the satisfaction of all or any portion of the FLAC Holdings Obligations or obligations owing to XLCA arising in connection with the XLCA Policies;

            (vi) prior to the date which is one (1) year and one (1) day following the FLAC Holdings Obligations Termination Date (the "Ending Date"), the Pledgee will not vote any of the Pledged Shares in favor of the institution of, institute against, or join any other Person in instituting against, FLAC Holdings or FLAC, any bankruptcy, reorganization, arrangement, receivership, insolvency or liquidation proceedings or similar proceeding under the laws of the United States of America (including all states and political subdivisions thereof), or seek to have a trustee, receiver, liquidator or similar official appointed for or over FLAC Holdings, FLAC or any of their respective properties; and

            (vii) subject to subsection (e) below, each of the provisions of this Section 7.05 shall be deemed terminated and shall have no further force and effect from and after the Ending Date.

      (b) As a condition precedent to any transfer of an interest in any of the Pledged Shares (whether hereunder or otherwise), the transferee of such interest (and any subsequent transferee thereof) shall agree in writing (such writing to be delivered to XLCA) to comply with the terms of this Section 7.05 to the same extent as set forth herein and for so long as such transferee holds such interest, and any transfer of any such interest without such written agreement delivered to XLCA shall be void ab initio.

      (c) Notwithstanding any other provision herein or elsewhere to the contrary, XLCA shall be an express third-party beneficiary with respect to this
Section 7.05, entitled to enforce the provisions hereof in its own name as if a party hereto.

      (d) Until the FLAC Holdings Obligations Termination Date, this Section
7.05 shall not be amended, modified or supplemented without the prior written consent of XLCA, which consent shall be at the sole discretion of XLCA, and the provisions of this Section 7.05 shall be contained in any agreement that amends and restates this Agreement. The Pledgee agrees that it shall not enter into any additional agreement that would adversely affect the rights of XLCA as provided hereunder.

      (e) The provisions of this Section 7.05 shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the FLAC Holdings Obligations or any other amounts owed under the FLAC Documents is rescinded or must otherwise be returned by XLCA, any holder of FLAC Holdings Obligations or any trustee therefor upon the insolvency, bankruptcy or reorganization of FLAC, FLAC Holdings or otherwise, all as though such payment had not been made.

                                  ARTICLE VIII
                       APPLICATION OF MONEYS IN COLLATERAL

      All moneys realized by the Pledgee after the security constituted by this Agreement shall have become enforceable as well as all moneys then held or at any time or times thereafter received by the Pledgee as realizations of all or any part of the Collateral shall be held by the Pledgee to apply in accordance with the terms of the Note.

      If after exhausting all of the Collateral there is a deficiency, the Pledgor will be liable therefor to the Pledgee; provided, however, that nothing contained herein will obligate the Pledgee to proceed against the Pledgor or any other party obligated under the Pledgor's Obligations or against any other collateral for the Pledgor's Obligations prior to proceeding against the Collateral.

      All surplus Collateral and proceeds thereof following satisfaction in full of the Pledgor's Obligations shall be promptly paid and delivered to the Pledgor.

                                   ARTICLE IX
                        PROVISIONS OF GENERAL APPLICATION

      9.01. Notices. Any and all notices or other communications required or permitted to be given under any of the provisions of this Agreement shall be in writing and shall be deemed to have been duly "delivered" (i) when personally delivered, (ii) when delivered via telex, telefax, facsimile copier or telegraph and confirmation of transmission is received, or
(iii) five (5) business days after having been mailed by certified mail, return receipt requested, addressed to the parties at the address for notices for such party set forth in the Note or to such other address as any party shall have specified by notice to the other in accordance with this Section 9.01.

      9.02. Indemnification. Without prejudice to any of the other provisions of this Agreement, the Pledgor will pay to the Pledgee, on demand by the Pledgee at any time and as often as the occasion therefor may require, any and all reasonable costs, charges, expenses and other sums expended, paid or debited in account by the Pledgee, whether by itself or through any receiver, attorney, substitute or agent, for any of the purposes permitted by this Agreement in relation to the creation, protection, preservation and enforcement of the security over the Collateral or any part thereof created by this Agreement, including (without prejudice to the generality of the foregoing) the reasonable remuneration of any such receivers, attorneys, substitutes or agents employed by the Pledgee for any such purposes and any and all other reasonable costs, charges and expenses (whether in respect of litigation or not) incurred in the maintenance, preservation, protection, realization or enforcement of, or the collection and recovery of any moneys from time to time arising under, such security (or any security collateral or supplemental thereto), or in realizing or exercising any other power, authority or discretion in relation to the Collateral or any part thereof, or otherwise incurred under any provision of this Agreement, to the intent that the Pledgee shall be afforded a full and unlimited indemnity in respect thereof, and, until so repaid, such costs, charges, expenses and other sums shall be charged on the Collateral (but without prejudice to any other remedy, lien or security available to the Pledgee).

      9.03. Further Assurances. The Pledgor hereby further agrees with the Pledgee to execute, acknowledge and deliver any and all such further assurances and other deeds, agreements or instruments, and to take or cause to be taken all such other action, as shall be reasonably requested by the Pledgee from time to time in order to give full effect to this Agreement and to maintain, preserve, safeguard and continue at all times all or any of the rights, remedies, powers and privileges of the Pledgee under this Agreement, all without any cost or expense to the Pledgee. Without limiting the foregoing, if the Collateral includes securities or any other financial or other assets maintained in a securities account, then the Pledgor agrees to cause the financial or securities intermediary on whose books and records the ownership interest of the Pledgor in the Collateral appears to execute and deliver a notification and control agreement in form and substance reasonably satisfactory to the Pledgee in order to perfect and protect the Pledgee's security interest in the Collateral. The Pledgor shall defend the Pledged Shares against all claims and demands of all persons (other than the Pledgee) at any time claiming the same or any interest therein.

      9.04. Binding Effect. This Agreement shall be binding upon the Pledgor and its successors in title, assigns, and other legal representatives and shall inure to the benefit of the Pledgee and its respective successors in title and assigns.

      9.05. Severability. In the event that any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect under any law applicable thereto, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, and the Pledgor hereby agrees with the

Pledgee to execute any new agreement, deed or other instrument necessary to remedy such invalidity, illegality or unenforceability or in order to preserve the security constituted by the Collateral.

      9.07. Governing Law; Consent to Jurisdiction. This Agreement is intended to take effect as a sealed instrument. This Agreement shall be governed by, and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. The Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby and the Pledgor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. The Pledgor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The Pledgor further waives, and agrees not to assert, by way of motion as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of the aforesaid courts or is otherwise immune from legal proceedings, or that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper, or that the subject matter hereof may not be enforced by any such court.

      9.08. Effect of Headings. The headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only and shall not be construed as a part of this Agreement.

      9.09. Waivers, Amendments. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Pledgor and the Pledgee.

      9.10 Security Interest Absolute. All rights of the Pledgee, all obligations of the Pledgor hereunder and the security interest hereunder shall, to the extent permitted by applicable law, be absolute and unconditional, irrespective of:

            (a) any lack of validity or enforceability of the Note;

            (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations under or any other amendment or waiver of or any consent to any departure from the Note and the Agreement;

            (c) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the obligations of the Note and the Agreement; or

            (d) any other circumstance (other than payment in full of the obligations of the Loan Documents) which might otherwise constitute a defense available to, or a discharge of, the Pledgor or any party to any of the Note.

      9.11. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of the Pledgor and the Pledgee, provided that the Pledgee may not transfer or assign this Agreement except in connection with an assignment or transfer of the Note in accordance with its terms. The rights and obligations of the Pledgor may not be assigned or transferred by the Pledgor without the prior written consent of the Pledgee.

      9.12. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

     [Remainder of Page Intentionally Left Blank - Signature Pages Follows]

IN WITNESS WHEREOF, this Agreement has been duly executed by or on behalf of each of the parties hereto as of the day and in the year first above written in the State of New York.

                                     Pledgor

                                     FFS HOLDINGS, Inc.

                                     By:________________________________________
                                     Name:
                                     Title:

                                     Pledgee

                                     HILLENBRAND Industries, Inc.

                                     By:________________________________________
                                     Name:
                                     Title:

                                    EXHIBIT A

                                     Shares

TLC, Inc.                                         ______________________________